Exhibit 10.1

EXECUTION VERSION

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
AND WAIVER

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER (this “Amendment”) dated as of May 1, 2017 is by and among CELADON GROUP, INC. (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

A.          Certain credit facilities have been provided to the Loan Parties pursuant to that certain Amended and Restated Credit Agreement (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) dated as of December 12, 2014 by and among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent.

B.          The Borrower has informed the Administrative Agent that certain Events of Default may have occurred and be continuing under (i) Section 8.01(b) of the Credit Agreement as a result of the Loan Parties’ failure to comply with each of the financial covenants set forth in Section 6.12 of the Credit Agreement with respect to the fiscal quarter ended on March 31, 2017 and (ii) Section 8.01(e) of the Credit Agreement to the extent that the Liens granted under the Collateral Documents, as in effect prior to the date hereof, may be deemed to include Liens granted on Lien Prohibited Vehicles (as defined below) (collectively, the “Specified Events of Default”).

C.          The Borrower has informed the Administrative Agent that it has entered into the ABL Term Sheet (as defined below) for the purpose of obtaining a new asset-based credit facility.

D.          The Borrower has informed the Administrative Agent of certain events and potential events described on Annex A hereto (the “Audit Events”).

E.          The Borrower has requested that the Lenders (i) waive the Specified Events of Default, (ii) waive certain Defaults and Events of Default to the extent arising solely from the Audit Events, and (iii) make certain amendments to the Credit Agreement.

F.          The Lenders have agreed to do so on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.          Defined Terms.  Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.          Estoppel, Acknowledgement and Reaffirmation.  The Loan Parties hereby acknowledge and agree that, as of May 1, 2017, the Outstanding Amount of the Committed Loans and L/C Obligations constitute valid and subsisting obligations of the Loan Parties to the Lenders that are not subject to any credits, offsets, defenses, claims, counterclaims or adjustments of any kind.  The Loan Parties hereby acknowledge the Loan Parties’ obligations under the respective Loan Documents to which they are party, reaffirm that each of the liens and security interests created and granted in or pursuant to the Collateral Documents (as amended pursuant to that certain First Amendment to Pledge and Security Agreement dated as of the date hereof) is valid and subsisting and agree that this Amendment shall in no manner impair or otherwise adversely affect such obligations, liens or security interests, except as explicitly set forth herein.

3.          Waiver of Specified Events of Default; Audit Events.

(a)          The Administrative Agent and the Lenders hereby waive the Specified Events of Default; provided that the foregoing waiver shall not be deemed to modify or affect the obligations of the Loan Parties to comply with each and every other obligation, covenant, duty or agreement under the Loan Documents and all other instruments, documents and agreements issued, executed or delivered in connection with the Loan Documents, in each case as amended.  This waiver is a one-time waiver and shall not be construed to be a waiver of, or in any way obligate the Administrative Agent or the Lenders to waive, any other Default or Event of Default under the Credit Agreement and the other Loan Documents that have occurred or that may occur from and after the date hereof.

(b)          The Administrative Agent and the Lenders hereby waive the following Defaults and Events of Default to the extent arising solely from the Audit Events:

(i)          The Loan Parties’ breach of any representations or warranties under Section 5.15 of the Credit Agreement that have been made or are deemed to have been made prior to the date hereof;

(ii)         The Loan Parties’ breach of any representations or warranties that have been made or are deemed to have been made prior to the date hereof, regarding the nonexistence of any Default or Event of Default;

(iii)        The Loan Parties’ failure to comply with the requirements of Section 6.09 of the Credit Agreement with respect to any fiscal period of the Loan Parties ended prior to the date hereof;

(iv)        The Loan Parties’ failure to satisfy any condition precedent under any Loan Document (excluding this Amendment) as a result of the foregoing;

(v)         The Loan Parties’ failure to give any notice to the Administrative Agent or Lender required under the Loan Documents with respect to the Defaults and Events of Default described in the foregoing clauses (i) through (iv); and

(vi)        The Loan Parties’ delivery of financial statements prior to the date hereof that do not comply with the requirements set forth in Sections 6.01(a) and 6.01(b) of the Credit Agreement, to the extent that such financial statements do not comply with GAAP solely due to occurrence of the Audit Events.

provided that the foregoing waiver shall not be deemed to modify or affect the obligations of the Loan Parties to comply with each and every other obligation, covenant, duty or agreement under the Loan Documents and all other instruments, documents and agreements issued, executed or delivered in connection with the Loan Documents, in each case as amended.  This waiver is a one-time waiver and shall not be construed to be a waiver of, or in any way obligate the Administrative Agent or the

Lenders to waive, any other Default or Event of Default under the Credit Agreement and the other Loan Documents that have occurred or that may occur from and after the date hereof.

(c)          The Administrative Agent and the Lenders hereby further acknowledge and agree that, until the earlier of (x) September 30, 2017 and (y) such time as the Borrower has received a determination from its auditors that the financial statements of the Borrower as delivered prior to the date hereof impacted by the Audit Events, or as the same may be restated as deemed necessary by its auditors, can be relied upon, notice of which shall be provided to the Administrative Agent promptly and in any event within one (1) Business Day:

(i)          any representations and warranties as to preparation of financial statements of the Borrower in accordance with GAAP made or deemed to be made by the Loan Parties in connection with the delivery of (x) such financial statements under Sections 6.01(a), 6.01(b), and 6.02(o) of the Credit Agreement or (y) a Request for Credit Extension delivered under Section 4.02(c) of the Credit Agreement, shall be deemed to be qualified in their entirety by reference to and disclosure of the Audit Events, and no such representation or warranty shall be deemed untrue solely as a result of the occurrence of the Audit Events; and

(ii)          the existence of the Audit Events shall not, in and of itself, constitute a failure to satisfy the condition precedent set forth in Section 4.02(a) of the Credit Agreement.

(d)          Prior to September 30, 2017, the Loan Parties shall not make any Investment pursuant to Section 7.02(e) or (f) of the Credit Agreement, except for the following in an aggregate amount not to exceed $4,000,000 at any one time outstanding: (i) payroll, settlement, and similar advances to employees, drivers (including independent contractors), consultants or other service providers to cover matters that are expected at the time of such advances ultimately to be treated as expenses for accounting purposes, (ii) reasonable and customary advances of relocation expenses to employees and repair expense to independent contractors in the ordinary course of business, and (iii) advances to  the Borrower¹s Mexican subsidiaries in the ordinary course of business based on accounts receivable generated by such subsidiaries not to exceed $750,000 at any one time outstanding.

4.          Amendments to Credit Agreement.  Subject to the satisfaction of the conditions precedent set forth below, the Credit Agreement is hereby amended as follows:

(a)          Section 1.01 of the Credit Agreement is hereby amended by deleting the following definitions in their entirety and substituting the following therefor:
“Applicable Rate” means the following percentages per annum as of the Fourth Amendment Effective Date and thereafter, as determined from the following table:
Applicable Rate
Commitment Fee	LIBOR Floating Rate +	Eurodollar Rate +	Letters of Credit	Base Rate +
.15%	2.25%	2.25%	2.25%	1.25%

Notwithstanding anything to the contrary contained in this definition, the determination of Applicable Rate for any period shall be subject to the provisions of Section 2.10(b).

“Asset Coverage Ratio” means, with respect to Borrower and U.S. Guarantors that have granted Collateral to the Administrative Agent on a consolidated basis for any period, the ratio of (a) Total Assets to (b) Total Outstandings.

“Restricted Subsidiaries” means (a) as of any date of determination, a Subsidiary of Borrower which (i) has annual revenues of less than $10,000 and has total assets of less than $10,000 as of such date, determined in accordance with GAAP, or (ii) is an Exempt Foreign Subsidiary; provided, however, if any entity identified in clause (i) above hereafter has annual revenues of $10,000 or more or acquires total assets of $10,000 or more, such entity shall cease to be a Restricted Subsidiary, (b) Zipp Realty, LLC for so long as it is a single asset purpose entity, (c) Transportation Insurance Services, RRG, Inc. for so long as it is restricted from being a guarantor to meet the minimum surplus requirements imposed by the South Carolina Department of Insurance, and, (d) Transportation Risk Retention Group, Inc. for so long as it is restricted from being a guarantor to meet the minimum surplus requirements imposed by the South Carolina Department of Insurance.

(b)          Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions to such section in the appropriate alphabetical order:
“ABL Term Sheet” means that certain proposal letter and non-binding term sheet executed by the Borrower and Bank of America, N.A. dated as of April 7, 2017 and delivered to the Administrative Agent on or prior to the Fourth Amendment Effective Date concerning a $225,000,000 asset-based credit facility expected to be provided to the Borrower subject to the terms and conditions described therein.
“Asset Coverage Ratio Certificate” means a Compliance Certificate duly completed with respect to the Loan Parties’ compliance with the Asset Coverage Ratio required pursuant to Section 6.12(c) as of the last Business Day of the preceding calendar week (prior to September 30, 2017) or month (from and after September 30, 2017) signed by the chief executive officer, chief financial officer, treasurer or controller of the Borrower.
“Capital Expenditures” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, all expenditures for assets required to be capitalized under GAAP.  For the avoidance of doubt, any lease residual buy-out expenditure shall not constitute a Capital Expenditure for purposes of this Agreement.
“Cash Liquidity” means the aggregate balance of cash, cash equivalents and short-term marketable debt securities held by the Loan Parties as of the close of business on the applicable day.
“Fourth Amendment Effective Date” means May 1, 2017.
“Lien Prohibited Vehicle” means any Vehicle that is currently encumbered by a Permitted Lien in favor of a third party and with respect to which the granting of a second-priority Lien in favor of the Administrative Agent on such Vehicle is currently prohibited under any agreement between the applicable Loan Party and the applicable third party.
“Maximum Outstanding Amount” means $200,000,000, as such amount may be reduced pursuant to Section 2.02(f) or increased up to an amount not to exceed the Aggregate Commitments with the written consent of the Required Lenders.
“Mortgage” or “Mortgages” means, individually and collectively, as the context requires, each of the fee mortgages, deeds of trust and deeds executed by a Loan Party that purport to grant a Lien to the Administrative Agent (or a trustee for the benefit of the Administrative Agent) for the benefit of the Lenders in any parcel of real property, in form and substance satisfactory to the Administrative Agent.
“Permitted Lien” means any Lien permitted under Section 7.01(b) through (i) of this Agreement.
“Real Property Security Documents” means with respect to the fee interest of any Loan Party in any real property:
(a)          a fully executed and notarized Mortgage encumbering the fee interest of such Loan Party in such real property;
(b)          if requested by the Administrative Agent in its sole discretion, maps or plats of an as-built survey of the sites of such real property certified to the Administrative Agent and the title insurance company issuing the policies referred to in clause (c) of this definition in a manner satisfactory to each of the Administrative Agent and such title insurance company, dated a date satisfactory to each of the Administrative Agent and such title insurance company by an independent professional licensed land surveyor, which maps or plats and the surveys on which they are based shall be sufficient to delete any standard printed survey exception contained in the applicable title policy and be made in accordance with the Minimum Standard Detail Requirements for Land Title Surveys jointly established and adopted by the American Land Title Association and the American Congress on Surveying and Mapping in 2011 with items 2, 3, 4, 6(b), 7(a), 7(b)(1), 7(c), 8, 9, 10, 11(a), 13, 14, 16,17, 18 and 19 on Table A thereof completed;
(c)          ALTA mortgagee title insurance policies issued by a title insurance company acceptable to the Administrative Agent with respect to such real property, assuring the Administrative Agent that the Mortgage covering such real property creates a valid and enforceable first priority mortgage lien on such real property, free and clear of all defects and encumbrances except Liens permitted under Section 7.01, which title insurance policies shall otherwise be in form and substance satisfactory to the Administrative Agent and shall include such endorsements as are requested by the Administrative Agent;
(d)          evidence as to (i) whether such real property is in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards (a “Flood Hazard Property”) and (ii) if such real property is a Flood Hazard Property, (A) whether the community in which such real property is located is participating in the National Flood Insurance Program, (B) the applicable Loan Party’s written acknowledgment of receipt of written notification from the Administrative Agent (1) as to the fact that such real property is a Flood Hazard Property and (2) as to whether the community in which each such Flood Hazard Property is located is participating in the National Flood Insurance Program and (C) copies of insurance policies or certificates of insurance of the Borrower and its Subsidiaries evidencing flood insurance satisfactory to the Administrative Agent and naming the Administrative Agent and its successors and/or assigns as sole loss payee on behalf of the Lenders;
(e)          if requested by the Administrative Agent in its sole discretion, an environmental assessment report, as to such real property, in form and substance and from professional firms acceptable to the Administrative Agent;
(f)          if requested by the Administrative Agent in its sole discretion, evidence reasonably satisfactory to the Administrative Agent that such real property, and the uses of such real property, are in compliance in all material respects with all applicable zoning Laws (the evidence submitted as to which should include the zoning designation made for such real property, the permitted uses of such real property under such zoning designation and, if available, zoning requirements as to parking, lot size, ingress, egress and building setbacks); and
(g)          if requested by the Administrative Agent in its sole discretion, an opinion of legal counsel to the Loan Party granting the Mortgage on such real property, addressed to the Administrative Agent and each Lender, in form and substance reasonably acceptable to the Administrative Agent.
“Secured Obligations” means all Obligations except, with respect to each Guarantor, any Excluded Swap Obligations with respect to such Guarantor.
“Total Assets” means, with respect to Borrower and U.S. Guarantors that have granted Collateral to the Administrative Agent on a consolidated basis for any period, the sum of (i) the net book value of accounts receivable less than 90 days past due, plus (ii) 70% of the net book value of tractors and trailers constituting part of the Collateral not subject to any Lien (other than Liens in favor of Administrative Agent).
(c)          Section 2.02 of the Credit Agreement is hereby amended by adding the following new clause (f) to such section:
(f)          Notwithstanding any of the provisions of this Agreement to the contrary and subject to the other borrowing limitations of this Agreement, the Total Outstandings shall not exceed the Maximum Outstanding Amount at any time without the prior written consent of the Required Lenders.  In the event that any Loan Party (i) makes any Disposition of any parcel of real property (other than that certain property under purchase agreement located in the City of Pooler, Chatham County, Georgia (the “Savannah Property”), to the extent such property is subjected to a sale-leaseback transaction not prohibited by this Agreement) or (ii) incurs any Indebtedness that is secured by a Lien on any parcel of real property (excluding the incurrence of Indebtedness secured by a Lien on (x) the Loan Parties’ Canadian headquarters property located in Ayr, Ontario, Canada, or (y) the Savannah Property), the Maximum Outstanding Amount shall be reduced by an amount equal to the amount, rounded down to the nearest whole multiple of $100,000, of cash proceeds (net of any commissions and other reasonable and customary transaction costs incurred by such Loan Party in connection with such transaction) received by such Loan Party in connection with such transaction.
(d)          Section 2.05 of the Credit Agreement is hereby amended by adding the following new clauses (e) and (f) to such section:
(e)          If for any reason Cash Liquidity of the Loan Parties exceeds $10,000,000 for any period of four (4) consecutive Business Days, the Borrower shall on the next Business Day either use cash for purposes not prohibited by this Agreement or prepay Loans and/or Cash Collateralize the Dollar Equivalent of the L/C Obligations, in either case, in an aggregate amount equal to such excess, without a corresponding reduction of the Aggregate Commitments.
(f)          If for any reason, at any time, the ratio of (a) Total Assets as set forth in the Asset Coverage Ratio Certificate delivered pursuant to Section 6.02(h) with respect to the last Business Day of the preceding calendar week or month (as applicable) to (b) Total Outstandings is less than (i) 0.90 to 1.00 at any time prior to June 30, 2017 and (ii) 1.10 to 1.00 at any time from and after June 30, 2017, the Borrower shall on the next Business Day prepay Loans and/or Cash Collateralize the Dollar Equivalent of the L/C Obligations in the aggregate amount necessary to reduce the Total Outstandings to an amount that would comply with the applicable foregoing ratio, without a corresponding reduction of the Aggregate Commitments.
(e)          Section 4.02 of the Credit Agreement is hereby amended by adding the following new clauses (e) and (f) to such section:
(e)          After giving effect to the proposed Credit Extension, the Cash Liquidity of the Loan Parties, net of the amount of cash to be used on the next Business Day for purposes not prohibited by this Agreement and identified in the most recent forecast of cash flows delivered pursuant to Section 6.02(j), shall not exceed $10,000,000.
(f)          After giving effect to the proposed Credit Extension, the ratio of (a) Total Assets as set forth in the Asset Coverage Ratio Certificate delivered pursuant to Section 6.02(h) with respect to the last Business Day of the preceding calendar week or month (as applicable) to (b) Total Outstandings shall not be less than (i) 0.90 to 1.00 at any time prior to June 30, 2017 and (ii) 1.10 to 1.00 at any time from and after June 30, 2017.
(f)          Section 5.05(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(c)          Since the date of the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect, excluding events or circumstances reflected in financial results that have not resulted, or will not result, in a violation of the financial covenants set forth in Section 6.12.

(g)          Section 6.02 of the Credit Agreement is hereby amended by (i) deleting the word “and” from the end of clause (f) of such section; (ii) replacing the period at the end of clause (g) of such section with a semicolon and (iii) adding the following new clauses (h), (i), (j), (k), (l), (m), (n), (o), (p) and (q) to such section:
(h)         prior to 12:00 pm Eastern time on the second Business Day of each calendar (i) week prior to September 30, 2017 and (ii) month from and after September 30, 2017, an Asset Coverage Ratio Certificate as of the last Business Day of the preceding calendar week or month, as applicable;
(i)          prior to 12:00 pm Eastern time on the second Business Day of each calendar week, a certificate stating the amount of Cash Liquidity of the Loan Parties as of the last Business Day of the preceding calendar week, such certificate to be signed by the chief executive officer, chief financial officer, treasurer or controller of the Borrower;
(j)          prior to 12:00 pm Eastern time on the second Business Day of each calendar week, a consolidated forecast of cash flows for the Borrower and its Subsidiaries for the thirteen (13) weeks following each such delivery date, in form and detail satisfactory to the Administrative Agent;
(k)         prior to 12:00 pm Eastern time on the second Business Day of each calendar week, a report reconciling actual cash flows for the Borrower and its Subsidiaries with the previously-delivered weekly forecast, together with, for any line-item in excess of $50,000 for which the actual cash flow varied from the amount forecasted for such line-item by more than 10.0%, a narrative explanation of such variance, in each case in form and detail satisfactory to the Administrative Agent; provided, that no such narrative explanation shall be required with respect to any variance that is $25,000 or less;
(l)          prior to 12:00 pm Eastern time on the second Business Day of each calendar (i) week prior to September 30, 2017 and (ii) month from and after September 30, 2017, a forecast of the Loan Parties’ Asset Coverage Ratio for the last Business Day of such calendar week or month, as applicable;
(m)        on or before May 15, 2017, the business plan and financial projections for Borrower and its Subsidiaries for fiscal year 2018 (including monthly and quarterly operating and cash flow budgets, balance sheets and income statements and projected calculations of the financial covenants set forth in Section 6.12) prepared in a manner reasonably satisfactory to Administrative Agent, accompanied by a certificate of a Responsible Officer of Borrower on behalf of Borrower to the effect that (i) such projections were prepared by Borrower in good faith, (ii) Borrower has a reasonable basis for the assumptions contained in such projections and (iii) such projections have been prepared in accordance with such assumptions, together with an acknowledgement that projections are inherently subject to risk and actual results may differ from the projections, perhaps materially;
(n)         on or before May 15, 2017, the business plan and financial projections for Borrower and its Subsidiaries for fiscal years 2019 and 2020 (including quarterly operating and cash flow budgets, balance sheets and income statements) prepared in a manner reasonably satisfactory to Administrative Agent, accompanied by a certificate of a Responsible Officer of Borrower on behalf of Borrower to the effect that (i) such projections were prepared by Borrower in good faith, (ii) Borrower has a reasonable basis for the assumptions contained in such projections and (iii) such projections have been prepared in accordance with such assumptions, together with an acknowledgement that projections are inherently subject to risk and actual results may differ from the projections, perhaps materially;
(o)          as soon as available, but in any event within thirty (30) days after the end of each calendar month, a consolidated balance sheet of Borrower and its Subsidiaries as at the end of such calendar month, and the related consolidated statements of income or operations, for such calendar month and for the portion of Borrower’s fiscal year then ended, in each case setting forth in comparative form, as applicable the figures for the corresponding calendar months of the previous fiscal year and the corresponding portion of the previous fiscal year, together with accounts receivable and accounts payable aging reports, all in reasonable detail, such consolidated statements to be certified by the chief executive officer, chief financial officer, treasurer or controller of Borrower as fairly presenting the financial condition and results of operations of Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes;
(p)          as soon as available, but in any event within five (5) Business Days after the end of each calendar month, a copy of the monthly “flash” report provided to senior management of the Borrower with respect to the preceding calendar month;
(q)          as soon as available, but in any event prior to May 15, 2017, a listing of all Vehicles owned by the Loan Parties indicating the state in which each such Vehicle is titled and identifying each Vehicle that is currently encumbered by a Permitted Lien and each Vehicle that is a Lien Prohibited Vehicle.
(h)          Section 6.10 of the Credit Agreement is hereby amended and restated in its entirety as follows:
6.10          Inspection Rights.  Permit representatives, independent contractors, independent consultants and/or advisors of Administrative Agent and each Lender to visit and inspect any of its properties, to inspect, audit and examine its corporate, financial and operating records, including, without limitation, vehicle titles, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the expense of Borrower and at such reasonable times during normal business hours and with reasonable advance notice and in a manner so as not to unduly interfere with the Borrower and its Subsidiaries as often as may be reasonably desired; provided, however, that when an Event of Default exists Administrative Agent or any Lender (or any of their respective representatives, independent contractors, independent consultants and/or advisors) may do any of the foregoing at the expense of Borrower at any time during normal business hours and without advance notice.
(i)          Section 6.12(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(c)          Asset Coverage Ratio.  Not permit the Asset Coverage Ratio to be less than (i) 0.90 to 1.00 as of the last Business Day of any calendar week ending prior to June 30, 2017 and (ii) 1.10 to 1.00 as of the last Business Day of any calendar month ending on or after June 30, 2017.
(j)          The following new Section 6.16 is hereby added to the Credit Agreement:
6.16          Status Updates.  Cause appropriate representatives of the senior management of the Loan Parties to participate in telephonic meetings with the Lenders to be held every other Wednesday at 2:00 P.M. Eastern time, or such other date and time as may be agreed to by the Administrative Agent, (or more frequently upon the reasonable request of the Administrative Agent or any Lender) for the purpose of providing the Lenders with a general status update.
(k)          The following new Section 6.17 is hereby added to the Credit Agreement:
6.17          Titled Vehicles.  As soon as possible but not later than June 1, 2017 (or such later date agreed to by the Administrative Agent), the Borrower and the U.S. Guarantors shall file or cause to be filed in each office in each jurisdiction which the Administrative Agent shall deem reasonably necessary to perfect its Liens on the Vehicles designated by the Administrative Agent (which shall excluded any Vehicles that are currently encumbered by a Permitted Lien and Lien Prohibited Vehicles), all applications for certificates of title or ownership (and any other necessary documentation) indicating the Administrative Agent’s first priority Lien on such Vehicle covered by such certificate.  For the avoidance of doubt, the Loan Parties shall be responsible for paying, or reimbursing the Administrative Agent, as applicable, for all fees, costs and other expenses incurred in connection with perfecting the Liens of the Administrative Agent on such Vehicles.
(l)          The following new Section 6.18 is hereby added to the Credit Agreement:
6.18          Real Property.
(a)          On or before June 15, 2017 (or such later date agreed to by the Administrative Agent), the Loan Parties shall deliver to the Administrative Agent the following with respect to each parcel of real property owned by the Borrower or any U.S. Guarantor, in each case in form and substance satisfactory to the Administrative Agent: (i) an environmental assessment of the real property prepared by an environmental engineer reasonably acceptable to the Administrative Agent, and accompanied by such reports, certificates, studies or data as Administrative Agent may reasonably require, which shall all be in form and substance satisfactory to the Administrative Agent, (ii) with respect to each such parcel of real property with an estimated fair market value in excess of $5,000,000 (as reasonably determined by the Administrative Agent), unless waived by the Administrative Agent in its discretion, an ALTA survey prepared and certified to the Administrative Agent by a surveyor acceptable to the Administrative Agent; (iii) flood zone determination certificates; (iv) copies of owner’s title insurance policies or property deeds and (v) such other information, documentation, and certifications as may be reasonably required by the Administrative Agent.  The Loan Parties shall cooperate with the Administrative

Agent and permit the Administrative Agent to obtain appraisals of the Borrower’s and U.S. Guarantors’ real property, and the Loan Parties shall reimburse the Administrative Agent promptly upon demand for all costs and expenses incurred by the Administrative Agent in connection with such appraisals.
(b)          On or before June 23, 2017 (or such later date as agreed to by the Administrative Agent), with respect to each parcel of real property owned by the Borrower or any U.S. Guarantor with an estimated fair market value in excess of $5,000,000 (as reasonably determined by the Administrative Agent), the Borrower or the applicable U.S. Guarantor shall provide to the Administrative Agent a Mortgage and such Real Property Security Documents as the Administrative Agent may request to cause such property to be subject at all times to a first priority, perfected Lien (subject in each case to Liens permitted under Section 7.01) in favor of the Administrative Agent for the benefit of the Lenders to secure the Obligations; provided that the requirements of this Section 6.18(b) with respect to any parcel of real property may be waived at the election of the Required Lenders.
(c)          Notwithstanding any provision in this Agreement to the contrary, in no event shall any Lender (other than the Lender that serves as the Administrative Agent) obtain the benefit of any Liens on real property Collateral that constitutes a building or manufactured (mobile) home (each a “Building”), in each case until such time as such Lender notifies the Administrative Agent and the Borrower that such Lender has elected to obtain the benefit of such Liens on real property Collateral that constitutes a Building following such Lender’s determination that all applicable flood insurance regulation requirements have been satisfied.  Upon such notice, such Lender shall automatically obtain the benefit of any Liens on real property Collateral that constitutes a Building without the need for further action by any party.
(m)          The following new Section 6.19 is hereby added to the Credit Agreement:
6.19          Agent Financial Advisor.  In the event that the Administrative Agent engages (or directs its counsel to engage) a financial advisor (including any replacement or successor financial advisor, the “Agent Financial Advisor”) to, among other things, perform an enterprise valuation, a review of the Loan Parties’ financial performance, financial reporting, financial forecasts, business plan, liquidity and other related matters, the Loan Parties shall provide the Agent Financial Advisor with reasonable access to the Loan Parties’ facilities, members of senior management and financial information as is necessary to perform the services within the scope of the engagement.  The Loan Parties shall reimburse the Administrative Agent promptly upon demand for the fees and expenses incurred by the Administrative Agent in connection with the retention of the Agent Financial Advisor.
(n)          The following new Section 6.20 is hereby added to the Credit Agreement:
6.20          Deposit Accounts.  From and after June 30, 2017 (or such later dated agreed to by the Required Lenders), maintain all of their deposit accounts with the Administrative Agent or with another financial institution that has entered into a deposit account control agreement with the Administrative Agent and the applicable Loan Party in form and substance satisfactory to the Administrative Agent.
(o)          Section 7.01 of the Credit Agreement is hereby amended by adding the following new clause (j) to such section:
and (j) the Liens granted by Hyndman Transport Limited in favor of Bank of Montréal encumbering its Canada real estate located in 2616 Cedar Creek Rd Ayr, ON, 1001 Belmore Line, Wroxeter, ON and 50 Omands Creek Blvd., Winnepeg, MB.
(p)          Section 7.03 of the Credit Agreement is hereby amended by adding the following new clause (f) to such section:
(f)          Indebtedness of Hyndman Transport Limited, guaranteed by Celadon Canadian Holdings, Limited, not exceeding CAD15,400,000 secured by the Liens permitted by Section 7.01(j) hereof, and any refinancings, refundings, renewals and extensions thereof provided the amount of outstanding Indebtedness at the time of such refinancing, refunding, renewal or extension is not increased.
(q)          Sections 7.06(d) and (e) of the Credit Agreement are hereby amended and restated in their entirety as follows:
(d)          [reserved];
(e)          [reserved]; and
(r)          The following new Section 7.12 is hereby added to the Credit Agreement:
7.12          Capital Expenditures.  Permit Capital Expenditures for the fiscal quarter ending (i) June 30, 2017 to exceed $19,000,000, (ii) September 30, 2017 to exceed $12,000,000, (iii) December 31, 2017 to exceed $9,000,000, and (iv) any fiscal quarter thereafter to exceed $7,000,000; provided that the applicable Loan Party shall be permitted to consummate the acquisition of certain real property located in the City of Pooler, Chatham County, Georgia for an aggregate purchase price not to exceed $6,900,000 (including earnest money deposits and down payments) pursuant to an agreement entered into by such Loan Party prior to the Fourth Amendment Effective Date, and the amount of such Capital Expenditure shall be excluded from the limitations set forth in this Section 7.12.
(s)          Exhibit A and Exhibit B to the Credit Agreement are hereby amended and restated in their entirety in the form attached hereto as Exhibit A and Exhibit B, respectively.
5.          Amendment Fee.  In consideration of the Lenders’ agreements set forth herein, the Borrower shall pay to the Administrative Agent, for the account of each Consenting Lender according to its Applicable Percentage, an amendment fee in an amount equal to 0.1% of the amount of the Aggregate Commitments held by Consenting Lenders (the “Amendment Fee”).  The Amendment Fee shall be fully-earned, non-refundable, due and payable as of the date hereof.  As used herein, “Consenting Lender” means a Lender that executes and delivers to the Administrative Agent a signature page to this Amendment on or prior to 2:00 pm Eastern time on May 1, 2017.

6.          Conditions Precedent.  This Amendment shall become effective as of the date hereof upon the satisfaction (or waiver by the Administrative Agent) of the following conditions precedent:

(a)          receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Guarantors, Lenders constituting Required Lenders and the Administrative Agent;

(b)          receipt by the Administrative Agent, for distribution to the Consenting Lenders according to each Consenting Lender’s Applicable Percentage, of payment of the Amendment Fee;

(c)          receipt by the Administrative Agent of counterparts of the First Amendment to Security and Pledge Agreement in the form attached hereto as Exhibit C duly executed by the Borrower and each U.S. Guarantor;

(d)          receipt by the Administrative Agent of the ABL Term Sheet duly executed by the Borrower and confirmation that such ABL Term Sheet is in full force and effect;

(e)          receipt by Barnes & Thornburg LLP of payment for all fees and expenses incurred as counsel to the Administrative Agent through the date hereof;

(f)          receipt by the Administrative Agent of opinions of legal counsel to the Loan Parties in form and substance reasonably acceptable to the Administrative Agent, addressed to the Administrative Agent and each Lender, dated as of the date hereof;

(g)          receipt by the Administrative Agent of a certificate of each Loan Party dated as of the date hereof signed by a Responsible Officer of such Loan Party (A) certifying and attaching resolutions adopted by the board of directors or equivalent governing body of such Loan Party approving this Amendment and (B) in the case of the Borrower, certifying that, after giving effect to this Amendment, (1) the representations and warranties of each Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, in each case, other than with respect to the Audit Events, and (2) no Default exists after giving effect to this Amendment; and

(h)          the Borrower shall have prepaid Loans and/or Cash Collateralized the Dollar Equivalent of the L/C Obligations in the amount necessary to be in compliance with the requirements of Sections 2.02(f), 2.05(e) and 2.05(f) of the Credit Agreement as of the Fourth Amendment Effective Date.  With respect to compliance with Section 2.05(f) of the Credit Agreement as of the Fourth Amendment, such compliance will be determined using the Borrower’s estimated Asset Coverage Ratio for the week ending April 28, 2017 as set forth in the forecast delivered to the Lenders on such date.

7.          Payment of Fees and Expenses.  Promptly, and in any event within 5 Business Days of demand therefor, the Borrower shall reimburse the Administrative Agent for all fees and expenses of the Administrative Agent (including without limitation, all fees and expenses of counsel and financial advisors to the Administrative Agent and all appraisal, inspection and other costs incurred by the

Administrative Agent) and any Lender for all fees and expenses of counsel to such Lender, in each case, incurred in connection with the Loan Documents, including without limitation this Amendment.

8.          Release.  In consideration of the Administrative Agent’s and the Lenders’ willingness to enter into this Amendment, each of the Loan Parties hereby releases and forever discharges the Administrative Agent, the Lenders and each of the Administrative Agent’s and the Lenders’ predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives, and affiliates (hereinafter all of the above collectively referred to as the “Lender Group”), from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, in each case to the extent arising in connection with the Loan Documents or any of the negotiations, activities, events or circumstances arising out of or related to the Loan Documents through the date of this Amendment, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which any of the Loan Parties may have or claim to have against any entity within the Lender Group.

9.          Amendment is a “Loan Document”.  This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

10.          Representations and Warranties; No Default.  Each Loan Party represents and warrants to the Administrative Agent and each Lender that (a) any forecasts of cash flows and other projections delivered to the Administrative Agent or any Lender prior to the Fourth Amendment Effective Date reflect the Borrower’s good faith estimate of the matters described therein, (b) the representations and warranties of each Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, in each case, other than with respect to the Audit Events, and (c) after giving effect to this Amendment, no Default exists, including without limitation any Default under Section 8.01(e) of the Credit Agreement.

11.          No Other Changes.  Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

12.          Counterparts; Delivery.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.

13.          Amendment, Modification and Waiver.  This Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.
14.          Governing Law.  This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Indiana.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to Amended and Restated Credit Agreement and Waiver to be duly executed as of the date first above written.

BORROWER:	CELADON GROUP, INC.

	By:	/s/ Bobby Peavler
	Name:	Bobby Peavler
	Title:	Executive Vice President, Chief Financial Officer, and Treasurer

GUARANTORS:	CELADON TRUCKING SERVICES, INC.

	By:	/s/ Bobby Peavler
	Name:	Bobby Peavler
	Title:	Treasurer

CELADON LOGISTICS SERVICES, INC.

	By:	/s/ Bobby Peavler
	Name:	Bobby Peavler
	Title:	Treasurer

QUALITY EQUIPMENT LEASING, LLC

	By:	/s/ Paul Will
	Name:	Paul Will
	Title:	Chief Executive Officer

CELADON E-COMMERCE, INC.

	By:	/s/ Paul Will
	Name:	Paul Will
	Title:	Chief Executive Officer

TRANSPORTATION SERVICES INSURANCE COMPANY, INC.

	By:	/s/ Chase Welsh
	Name:	Chase Welsh
	Title:	Secretary

A&S SERVICES GROUP, LLC

	By:	/s/ Kenneth Buck, Jr.
	Name:	Kenneth Buck, Jr.
	Title:	Chief Executive Officer and President
CELADON GROUP, INC.
FOURTH AMENDMENT AND WAIVER

GUARANTORS:	OSBORN TRANSPORTATION, INC.

	By:	/s/ Paul Will
	Name:	Paul Will
	Title:	Chief Executive Officer

CELADON CANADIAN HOLDINGS, LIMITED

	By:	/s/ Paul Will
	Name:	Paul Will
	Title:	Chief Executive Officer

HYNDMAN TRANSPORT LIMITED By: Celadon Trucking Services, Inc., its sole Member

	By:	/s/ Bobby Peavler
	Name:	Bobby Peavler
	Title:	Treasurer

AMERICAN QUALITY, LLC By: The American Franchising Group LLC, its sole Member By: Quality Companies, LLC, its sole member

	By:	/s/ Paul Will
	Name:	Paul Will
	Title:	Chief Executive Officer

BEE LINE, INC

	By:	/s/ Kenneth Core
	Name:	Kenneth Core
	Title:	Secretary

CELADON GROUP, INC.
FOURTH AMENDMENT AND WAIVER

GUARANTORS:	BUCKLER TRANSPORT, INC.

	By:	/s/ Bobby Peavler
	Name:	Bobby Peavler
	Title:	Treasurer

CELADON DRIVING ACADEMY, LLC By: Celadon Trucking Services, Inc., its sole Member

	By:	/s/ Bobby Peavler
	Name:	Bobby Peavler
	Title:	Treasurer

CELADON REALTY, LLC By: Celadon Group, Inc., its sole Member

	By:	/s/ Bobby Peavler
	Name:	Bobby Peavler
	Title:	Executive Vice President, Chief Financial Officer, and Treasurer

DISTRIBUTION, INC.

	By:	/s/ Bobby Peavler
	Name:	Bobby Peavler
	Title:	Treasurer

EAGLE LOGISTICS SERVICES INC.

	By:	/s/ Paul Will
	Name:	Paul Will
	Title:	Chief Executive Officer

CELADON GROUP, INC.
FOURTH AMENDMENT AND WAIVER

GUARANTORS:	HOME MANAGEMENT PROS, LLC By: The American Franchising Group LLC, its sole Member By: Quality Companies, LLC, its sole member

	By:	/s/ Paul Will
	Name:	Paul Will
	Title:	Chief Executive Officer

PROSAIR TECHNOLOGIES, LLC By: Quality Companies, LLC, its sole member

	By:	/s/ Paul Will
	Name:	Paul Will
	Title:	Chief Executive Officer

QUALITY COMPANIES, LLC By: Celadon Trucking Services, Inc., its sole Member

	By:	/s/ Bobby Peavler
	Name:	Bobby Peavler
	Title:	Treasurer

TAYLOR EXPRESS, INC.

	By:	/s/ Kenneth Core
	Name:	Kenneth Core
	Title:	Secretary

CELADON GROUP, INC.
FOURTH AMENDMENT AND WAIVER

GUARANTORS:	THE AMERICAN FRANCHISING GROUP, LLC By: Quality Companies, LLC, its sole member

	By:	/s/ Paul Will
	Name:	Paul Will
	Title:	Chief Executive Officer

CELADON GROUP, INC.
FOURTH AMENDMENT AND WAIVER

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Maria A. McClain
	Name:	Maria A. McClain
	Title:	Vice President

LENDERS:	BANK OF AMERICA, N.A., as a Lender

	By:	/s/ Andrew J. Maidman
	Name:	Andrew J. Maidman
	Title:	Senior Vice President

WELLS FARGO BANK, N.A., as a Lender

	By:	/s/ Kristine Netjes
	Name:	Kristine Netjes
	Title:	Senior Vice President

CITIZENS BANK, N.A., as a Lender

	By:	/s/ Scott M. Lankford
	Name:	Scott M. Lankford
	Title:	Senior Vice President

CELADON GROUP, INC.
FOURTH AMENDMENT AND WAIVER

EXHIBIT A
FORM OF COMMITTED LOAN NOTICE
Date:  ___________, _____
To:	Bank of America, N.A., as Administrative Agent
Ladies and Gentlemen:
Reference is made to that certain Amended and Restated Credit Agreement, dated as of December 12, 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Celadon Group, Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.
The undersigned hereby requests (select one):
A Borrowing of Committed Loans            A conversion or continuation of Committed Loans
On _______________           (a Business Day).

In the amount of $______________.

Comprised of __________________.

[Type of Committed Loan requested]

For Eurodollar Rate Loans:  with an Interest Period of ____ months.

The Committed Borrowing, if any, requested herein complies with the provisos to the first sentence of Section 2.01 of the Agreement.
The Borrower hereby represents and warrants:
(a)          The representations and warranties of Borrower and each other Loan Party contained in Article 5 of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, is true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.
(b)          No Default exists, or will result from such proposed Credit Extension or from the application of the proceeds thereof, the conditions set forth in Section 4.02 of the Credit Agreement have been satisfied on and as of the date hereof, and a copy of the most recent Asset Coverage Ratio Certificate delivered pursuant to Section 6.02(h) of the Credit Agreement is attached hereto.
CELADON GROUP, INC.
By: ____________________________________
Name and Title:___________________________

EXHIBIT B
FORM OF SWING LINE LOAN NOTICE
Date:  ___________, _____
To:	Bank of America, N.A., as Swing Line Lender
Bank of America, N.A., as Administrative Agent
Ladies and Gentlemen:
Reference is made to that certain Amended and Restated Credit Agreement, dated as of December 12, 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Celadon Group, Inc., a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.
The undersigned hereby requests a Swing Line Loan:
          On ______________________ (a Business Day).

          In the amount of $_____________________.

The Swing Line Borrowing requested herein complies with the requirements of the provisos to the first sentence of Section 2.04(a) of the Agreement.
The Borrower hereby represents and warrants:
(a)          The representations and warranties of Borrower and each other Loan Party contained in Article 5 of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, is true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.
(b)          No Default exists, or will result from such proposed Credit Extension or from the application of the proceeds thereof, the conditions set forth in Section 4.02 of the Credit Agreement have been satisfied on and as of the date hereof, and a copy of the most recent Asset Coverage Ratio Certificate delivered pursuant to Section 6.02(h) of the Credit Agreement is attached hereto.
CELADON GROUP, INC.
By: ____________________________________
Name and Title:___________________________

EXHIBIT C

Form of
First Amendment to Security and Pledge Agreement

(attached)

FIRST AMENDMENT TO SECURITY AND PLEDGE AGREEMENT

THIS FIRST AMENDMENT TO SECURITY AND PLEDGE AGREEMENT (this “Amendment”), dated as of May 1, 2017, is entered into among CELADON GROUP, INC., a Delaware Corporation (the “Borrower”), the other parties identified as “Grantors” on the signature pages hereto (together with the Borrower, each individually a “Grantor”, and collectively, the “Grantors”) and BANK OF AMERICA, N.A., in its capacity as administrative agent (in such capacity, the “Administrative Agent”) for the Secured Parties (as defined in the Security Agreement referenced below).

RECITALS

WHEREAS, the parties hereto entered into a certain Security and Pledge Agreement, dated as of December 12, 2014 (as amended, modified, extended, restated, renewed, replaced, or supplemented from time to time, the “Security Agreement”).

WHEREAS, the parties hereto desire to amend the Security Agreement, all as herein provided.
Now, Therefore, in consideration of the premises, and the mutual promises herein contained, the parties agree that the Security Agreement shall be, and it hereby is, amended as provided herein and the parties further agree as follows:

Part I.  Amendatory Provisions
1.          The definition of “Excluded Property” in Section 1 of the Security Agreement is hereby amended by adding the following sentence to the end of such definition: “Any Lien Prohibited Vehicle (as defined in the Credit Agreement) shall constitute Excluded Property, without regard to the $750,000 limit set forth in the immediately preceding sentence.”
2.          Covenants.
(o)  Vehicles.  Section 4.(o) of the Security Agreement is hereby amended by substituting the following new Section 4.(o) in lieu of the existing Section 4.(o):
(o)          Vehicles.  As soon as possible but not later than June 1, 2017 (or such later date agreed to by the Administrative Agent), the Borrower and the U.S. Guarantors shall file or cause to be filed in each office in each jurisdiction which the Administrative Agent shall deem reasonably necessary to perfect its Liens on the Vehicles designated by the Administrative Agent (which shall excluded any Vehicles that are currently encumbered by a Permitted Lien and Lien Prohibited Vehicles), all applications for certificates of title or ownership (and any other necessary documentation) indicating the Administrative Agent’s first priority Lien on such Vehicle covered by such certificate.

3.          The Security Agreement is hereby amended by substituting Schedule 3(g)(i) (List of Pledged Equity) hereto in lieu of the existing Schedule 3(g)(i).

4.          The parties hereto acknowledge that the term “Secured Obligations” as used in the Security Agreement is and has been intended to mean all Obligations except, with respect to each Guarantor, any Excluded Swap Obligations with respect to such Guarantor.

Part II.  Continuing Effect
All other terms, conditions, provisions, representations and warranties set forth in the Security Agreement not specifically modified hereby shall remain unchanged and shall continue in full force and effect.  This Amendment shall, wherever possible, be construed in a manner consistent with the Security Agreement; provided, however, in the event of any irreconcilable inconsistency between the terms of this Amendment and the terms of the Security Agreement, the terms of this Amendment shall control.  Capitalized terms used herein and not herein defined shall have the meaning ascribed thereto in the Security Agreement.

Part III.  Waiver
No provision hereof shall constitute a waiver of any of the terms or conditions of the Security Agreement other than those terms or conditions expressly amended herein. Each Grantor hereby represents, warrants, covenants and agrees that there exist no offsets, counterclaims or defenses to payment or performance of the obligations set forth in the Security Agreement and, in consideration hereof, expressly waives any and all such offsets, counterclaims and defenses arising out of any alleged acts, transactions or omissions on the part of the Administrative Agent or the Secured Parties on or prior to the date hereof.

Part IV.  Counterparts
This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall have the same force and delivery of an original executed counterpart of this Amendment.  Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart of this Amendment, but the failure to do so shall not affect the validity, enforceability, and binding effect of this Amendment.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

In Witness Whereof, each of the parties hereto has caused a counterpart of this First Amendment to Security and Pledge Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	CELADON GROUP, INC.

By: ______________________________
Name:
Title:

GUARANTORS:	CELADON TRUCKING SERVICES, INC.

By: ______________________________
Name:
Title:

CELADON LOGISTICS SERVICES, INC.

By: ______________________________
Name:
Title:

QUALITY EQUIPMENT LEASING, LLC

By: ______________________________
Name:
Title:

CELADON E-COMMERCE, INC.

By: ______________________________
Name:
Title:

TRANSPORTATION SERVICES
INSURANCE COMPANY, INC.

By: ______________________________
Name:
Title:

A&S SERVICES GROUP, LLC

By: ______________________________
Name:
Title:
CELADON GROUP, INC.
FIRST AMENDMENT TO SECURITY AND PLEDGE AGREEMENT

GUARANTORS:                                                                  OSBORN TRANSPORTATION, INC.

By: ______________________________
Name:
Title:

CELADON CANADIAN HOLDINGS, LIMITED

By: ______________________________
Name:
Title:

HYNDMAN TRANSPORT LIMITED

By:  Celadon Trucking Services, Inc.,
its sole Member

By: ______________________________
Name:
Title:

AMERICAN QUALITY, LLC

By:  The American Franchising Group LLC,
its sole Member

By:   Quality Companies, LLC, its sole member

By: ______________________________
Name:     Paul Will
Title:       Chief Executive Officer

BEE LINE, INC.

By: ______________________________
Name:
Title:

CELADON GROUP, INC.
FIRST AMENDMENT TO SECURITY AND PLEDGE AGREEMENT

GUARANTORS:                                                                  BUCKLER TRANSPORT, INC.

By: ______________________________
Name:
Title:

CELADON DRIVING ACADEMY, LLC

By:  Celadon Trucking Services, Inc.,
its sole Member

By: ______________________________
Name:     Paul Will
Title:       Chief Executive Officer

CELADON REALTY, LLC

By:  Celadon Group, Inc., its sole Member

By: ______________________________
Name:     Paul Will
Title:       Chief Executive Officer

DISTRIBUTION, INC.

By: ______________________________
Name:
Title:

EAGLE LOGISTICS SERVICES INC.

By: ______________________________
Name:
Title:

CELADON GROUP, INC.
FIRST AMENDMENT TO SECURITY AND PLEDGE AGREEMENT

GUARANTORS:                                                                  HOME MANAGEMENT PROS, LLC

By:  The American Franchising Group LLC,
its sole Member

By:  Quality Companies, LLC, its sole member

By: ______________________________
Name:     Paul Will
Title:       Chief Executive Officer

PROSAIR TECHNOLOGIES, LLC

By:   Quality Companies, LLC, its sole member

By: ______________________________
Name:     Paul Will
Title:       Chief Executive Officer

QUALITY COMPANIES, LLC

By:  Celadon Trucking Services, Inc.,
its sole Member

By: ______________________________
Name:     Paul Will
Title:       Chief Executive Officer

TAYLOR EXPRESS, INC.

By: ______________________________
Name:
Title:

CELADON GROUP, INC.
FIRST AMENDMENT TO SECURITY AND PLEDGE AGREEMENT

GUARANTORS:	THE AMERICAN FRANCHISING GROUP, LLC

By:   Quality Companies, LLC, its sole member

By: ______________________________
Name:     Paul Will
Title:       Chief Executive Officer

CELADON GROUP, INC.
FIRST AMENDMENT TO SECURITY AND PLEDGE AGREEMENT

Acknowledged and accepted:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

CELADON GROUP, INC.
FIRST AMENDMENT TO SECURITY AND PLEDGE AGREEMENT

Schedule 3

(g)
(i) Equity Interests

LIST OF PLEDGED EQUITY

Name of Grantor	Issuer	Certificate Number(s)	Number of Shares	Class of Stock	Percentage of Outstanding Shares
Celadon Group, Inc.	Celadon Trucking Services, Inc.	11	200		100%
Celadon Group, Inc.	Transportation Services Insurance Company, Inc.	1	1,000,000		100%
Celadon Group, Inc.	Celadon E-Commerce, Inc.	1	1,000		100%
Celadon Group, Inc.	Celadon Realty, LLC	N/A	N/A	LLC Membership Interest	100%
Celadon Group, Inc.	19th Capital Group, LLC	2	9999995 Units	LLC Membership Units	49%
Celadon Group, Inc.	Celadon Canadian Holdings, Limited	1	100		100%
Celadon Trucking Services, Inc.	Celadon Logistics Services, Inc.	1	100		100%
Celadon Trucking Services, Inc.	Quality Companies, LLC	N/A	N/A	LLC Membership Interest	100%
Celadon Trucking Services, Inc.	Osborn Transportation, Inc.	4	2,365		100%
Celadon Trucking Services, Inc.	A&S Services Group, LLC	N/A	N/A	LLC Membership Interest	100%
Celadon Trucking Services, Inc.	Bee Line, Inc.	7	400		100%
Celadon Trucking Services, Inc.	Buckler Transport, Inc.	108	100		100%
Celadon Trucking Services, Inc.	Distribution, Inc.	2	10,000		100%
Celadon Trucking Services, Inc.	Eagle Logistics Services Inc.	1	100		100%
Celadon Trucking Services, Inc.	Taylor Express, Inc.	2	25,000		100%
Celadon Trucking Services, Inc.	Celadon Driving Academy, LLC	N/A	N/A	LLC Membership Interest	100%
Quality Companies, LLC	Quality Equipment Leasing, LLC	N/A	N/A	LLC Membership Interest	100%
Quality Companies, LLC	The American Franchising Group, LLC	N/A	N/A	LLC Membership Interest	100%
Quality Companies, LLC	Prosair Technologies, LLC	N/A	N/A	LLC Membership Interest	100%
The American Franchising Group, LLC	American Quality, LLC	N/A	N/A	LLC Membership Interest	100%
The American Franchising Group, LLC	Home Management Pros, LLC	N/A	N/A	LLC Membership Interest	100%

CELADON GROUP, INC.
FIRST AMENDMENT TO SECURITY AND PLEDGE AGREEMENT

Annex A

Audit Events

On April 25, 2017, BKD, LLP (“BKD”), the independent auditors for the Borrower, informed the chair of the Audit Committee of the Borrower’s Board of Directors (the “Audit Committee”) that it was withdrawing its reports on the June 30, 2016, September 30, 2016, and December 31, 2016 financial statements of the Borrower, and that those reports should no longer be relied upon due to additional information that BKD received relating to transactions involving revenue equipment held for sale that came to BKD’s attention subsequent to BKD’s issuance of its audit report on the Borrower’s June 30, 2016 financial statements and after the issuance of BKD’s review reports on the Borrower’s September 30, 2016 and December 31, 2016 interim financial statements.  BKD further advised the Borrower that this additional information was not known to it at the time these reports were issued, and that in accordance with PCAOB Auditing Standard 2905, BKD had performed procedures to evaluate this information, including requesting explanations and supporting documentation from the Borrower’s management.  Based on the results of BKD’s procedures, BKD advised the Borrower that BKD was unable to obtain sufficient appropriate audit evidence to provide a reasonable basis to support its previously issued reports for the periods indicated above.  The Audit Committee has discussed these matters with BKD. The Borrower has provided Administrative Agent with a true, correct, and complete copy of BKD’s letter regarding the foregoing.

Back to Form 8-K